                                                                   EXHIBIT 10.41

                          STOCK RESTRICTION AGREEMENT
                          --------------------------

          THIS STOCK RESTRICTION AGREEMENT (this "Agreement") is effective as of
                                                  ---------
May 21, 1999, between ZEFER Corp., a Delaware corporation (the "Company"), and
                                                                -------
David Lubin ("Holder").
              ------

          The Company and Holder desire to enter into an agreement pursuant to which Holder will purchase, and the Company will sell, up to 100,000 shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"). All
                                                           ------------
shares of Common Stock are so acquired by Holder are referred to herein as "Holder Stock." This Agreement contains certain restrictions with respect to
-------------
the Holder Stock. In addition, the Company desires to employ the Holder and the Holder desires to be employed by the Company. Certain definitions are set forth in Section 6 of this Agreement.

          Certain provisions of this Agreement are intended for the benefit of, and will be enforceable by, certain stockholders of the Company, namely, GTCR Fund VI, L.P., a Delaware limited partnership ("GTCR"), GTCR VI Executive Fund,
                                                ----
L.P., a Delaware limited partnership ("Executive Fund") and GTCR Associates VI,
                                       --------------
a Delaware general partnership ("Associates Fund") (each an "Investor" and
                                 ---------------             --------
collectively, the "Investors").
                   ---------

          In consideration of the mutual covenants and promises contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, the parties agree as follows:

                      PROVISIONS RELATING TO HOLDER STOCK


          1.   Purchase and Sale of Holder Stock.
               ----------------------------------

          (a) Upon execution of this Agreement, the Holder will purchase, and the Company will sell, 100,000 shares of Common Stock at a price of $.50 per share. The Company will deliver to Holder the certificates representing such Holder Stock, and Holder will deliver to the Company a cashier's check or certified check or wire transfer of funds in the aggregate amount of $4,387.50 and a promissory note in the form of Exhibit A attached hereto in an aggregate
                                     ---------
principal amount of $45,612.50 (the "Holder Note").
                                     -----------

          (b) Within 30 days after the date hereof, Holder will make an effective election with the Internal Revenue Service under Section 83(b) of the Internal Revenue Code and the regulations promulgated thereunder in the form of Exhibit B attached hereto.
---------

          (c) Until the occurrence of a Sale of the Company or a Public Offering, all certificates evidencing shares of Holder Stock shall be held by the Company for the benefit of the Holder and the other holder(s) of Holder Stock. Upon the occurrence of a Sale of the Company or a Public Offering, the Company will return the certificates for the Holder Stock to the record holders thereof.

          (d) In connection with the purchase and sale of the Holder Stock, Holder represents and warrants to the Company that:

               (i) The Holder Stock to be acquired by Holder pursuant to this Agreement will be acquired for Holder's own account and not with a view to, or intention of, distribution thereof in violation of the Securities Act, or any applicable state securities laws, and the Holder Stock will not be disposed of in contravention of the Securities Act or any applicable state securities laws.

               (ii) Holder is an employee of the Company, is sophisticated in financial matters and is able to evaluate the risks and benefits of the investment in the Holder Stock.

               (iii) Holder is able to bear the economic risk of his investment in the Holder Stock for an indefinite period of time because the Holder Stock has not been registered under the Securities Act and, therefore, cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available.

               (iv) Holder has had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of Holder Stock and has had full access to such other information concerning the Company as he/she has requested.

               (v) This Agreement constitutes the legal, valid and binding obligation of Holder, enforceable in accordance with its terms, and the execution, delivery and performance of this Agreement by Holder does not and will not conflict with, violate or cause a breach of any agreement, contract or instrument to which Holder is a party or any judgment, order or decree to which Holder is subject.

               (vi) Holder has not and will not take any action that will conflict with, violate or cause a breach of any noncompete, nonsolicitation or confidentiality agreement to which Holder is a party to or by which Holder is bound.

               (vii) Holder is a resident of the Commonwealth of Massachusetts.

          (e) As an inducement to the Company to issue the Holder Stock to Holder, and as a condition thereto, Holder acknowledges and agrees that neither the issuance of the Holder Stock to Holder nor any provision contained herein shall entitle Holder to remain in the employment of the Company or any of its Subsidiaries or affect the right of the Company to terminate Holder's employment at any time for any reason.

          (f) Concurrently with the execution of this Agreement, (i) Holder shall execute in blank ten stock transfer powers in the form of Exhibit C attached hereto (the "Stock Powers") with respect to the Holder Stock and shall deliver such Stock Powers to the Company. The Stock Powers shall authorize the Company to assign, transfer and deliver the shares of Holder Stock to the appropriate acquiror thereof pursuant to Section 3 below or Section 5 of the Stockholders Agreement and under no other circumstances, and (ii) the Holder's spouse shall execute the consent in the form of Exhibit D attached hereto.
                                                ---------

          2.   Vesting of Holder Stock.
               --------------------------

          (a) All of the shares of Holder Stock acquired hereunder shall be subject to vesting in the manner specified in this Section 2. Except as otherwise provided in Sections 2(b)
and 2(c) below, the Holder Stock will become vested in accordance with the following schedule (the "Vesting Schedule"), if as of each such date Holder is
                         ----------------
still employed by the Company or any of its Subsidiaries:


                     Date                       Cumulative Percentage of
                     ----                       Holder Stock to be Vested
                                                -------------------------


               March 31, 2000                             20%
               March 31, 2001                             40%
               March 31, 2002                             60%
               March 31, 2003                             80%
               March 31, 2004                            100%


          (b) After an initial Public Offering, the above Vesting Schedule shall remain effective until the end of the quarter in which the Public Offering occurred (the "Modification Date"), at which time the Vesting Schedule shall be
               -----------------
modified such that, so long as Holder is still employed by the Company or any of its Subsidiaries, the Holder Stock will vest as follows:

               (i) If the Modification Date is June 30, then an additional 5% of Holder Stock will vest on such Modification Date and an additional 5% of Holder Stock will vest on each subsequent September 30, December 31, March 31 and June 30 so that the Holder Stock will be 100% vested on March 31, 2004.

               (ii) If the Modification Date is September 30, then an additional 10% of Holder Stock will vest on such Modification Date and an additional 5% of Holder Stock will vest on each subsequent December 31, March 31, June 30 and September 30 so that the Holder Stock will be 100% vested on March 31, 2004.

               (iii) If the Modification Date is December 31, then an additional 15% of Holder Stock will vest on such Modification Date and an additional 5% of Holder Stock will vest on each subsequent March 31, June 30, September 30 and December 31 so that the Holder Stock will be 100% vested on March 31, 2004.

               (iv) If the Modification Date is March 31, then an additional 5% of Holder Stock will vest on each subsequent June 30, September 30, December 31 and March 31 so that the Holder Stock will be 100% vested on March 31, 2004.

          (c) Upon the occurrence of a Transaction, all shares of Holder Stock which have not yet vested shall automatically vest one business day prior to the time of such event. The term "Transaction" shall mean (i) a Sale of the Company
                              -----------
or (ii) the liquidation, dissolution or winding up of the Company. Shares of Holder Stock which have become vested are referred to herein as "Vested Shares"
                                                                 -------------
and all other shares of Holder Stock are referred to herein as "Unvested
                                                                --------
Shares."
------

          3.   Repurchase Option.
               --------------------

          (a) In the event (i) Holder ceases to be employed by the Company and its Subsidiaries for any reason (the "Separation") or (ii) Holder fails to make
                                      ----------
any principal or interest payment under the Holder Note after such payment becomes due and after giving effect to any applicable grace period (a "Triggering Event"), the Holder Stock (whether held by Holder or one
 ----------------
or more of Holder's transferees, other than the Company and Investors) will be subject to repurchase pursuant to the terms and conditions set forth in this
Section 3 (the Repurchase Option").
               ------------------

          (b) In the event of a Separation, (i) the purchase price for each Unvested Share of Holder Stock will be Holder's Original Cost for such share and
(ii) the purchase price for each Vested Share of Holder Stock will be the Fair Market Value for such share as at the date of the Separation; provided, however,
                                                              --------  -------
that if Holder's employment is terminated with Cause, the purchase price for each Vested Share of Holder Stock will be Holder's Original Cost for such share. Notwithstanding anything in this Section 3 to the contrary, upon a Triggering Event (even if there is also a Separation), the purchase price for each share of Holder Stock (whether a Vested Share or Unvested Share) will be Holder's Original Cost for such shares.

          (c) The Company may elect to purchase all or any portion of the Unvested Shares or the Vested Shares by delivering written notice (the "Repurchase Notice") to the holder or holders of the Holder Stock within 120
 -----------------
days after the Separation or Triggering Event. The Repurchase Notice will set forth the number of Unvested Shares and Vested Shares to be acquired from each holder, the aggregate consideration to be paid for such shares and the time and place for the closing of the transaction. The number of shares to be repurchased by the Company shall first be satisfied to the extent possible from the shares of Holder Stock held by Holder at the time of delivery of the Repurchase Notice. If the number of shares of Holder Stock then held by Holder is less than the total number of shares of Holder Stock which the Company has elected to purchase, the Company shall purchase the remaining shares elected to be purchased from the other holder(s) of Holder Stock under this Agreement, pro rata according to the number of shares of Holder Stock held by such other holder(s) at the time of delivery of such Repurchase Notice (determined as nearly as practicable to the nearest share). The number of Unvested Shares and Vested Shares to be repurchased hereunder will be allocated among Holder and the other holders of Holder Stock (if any) pro rata according to the number of shares of Holder Stock to be purchased from such person.

          (d) If for any reason the Company does not elect to purchase all of the Holder Stock pursuant to the Repurchase Option, all other employees or executives who are parties to an agreement with the Company which is substantially similar in form and substance to this Agreement (each a "Senior
                                                                       ------
Manager", and collectively, the "Senior Management") on the date of the
-------                          -----------------
Separation or Triggering Event and the Investors shall be entitled to exercise the Repurchase Option for all or any portion of the shares of Holder Stock the Company has not elected to purchase (the "Available Shares"). As soon as
                                          ----------------
practicable after the Company has determined that there will be Available Shares, but in any event within 90 days after the Separation or Triggering Event, the Company shall give written notice (the "Option Notice") to the Senior
                                                   -------------
Management and Investors setting forth the number of Available Shares and the purchase price for the Available Shares. Senior Management and the Investors may elect to purchase any or all of the Available Shares by giving written notice to the Company within one month after the Option Notice has been given by the Company. If Senior Management and the Investors elect to purchase an aggregate number of shares greater than the number of Available Shares, the Available Shares shall be allocated among Senior Management and the Investors based upon the number of shares of Common Stock owned by each Senior Manager and each Investor on a fully diluted basis. As soon as practicable, and in any event within ten days, after the expiration of the one-month period set forth above, the Company shall notify each holder of Holder Stock as to the number of shares being purchased from such holder by the Senior Management and the Investors (the "Supplemental Repurchase Notice"). At the time the Company
                    ------------------------------
delivers the Supplemental Repurchase Notice to the holder(s) of Holder Stock, the Company shall also deliver written notice to each Senior Manager and each Investor setting forth the number of shares such Senior Manager and such Investor is entitled to purchase, the aggregate purchase price and the time and place of the closing of the transaction. The number of Unvested Shares and Vested Shares to be repurchased hereunder shall be allocated among the Company, Senior Management and the Investors pro rata according to the number of shares of Holder Stock to be purchased by each of them.

          (e) The closing of the purchase of the Holder Stock pursuant to the Repurchase Option shall take place on the date designated by the Company in the Repurchase Notice or Supplemental Repurchase Notice, which date shall not be more than one month nor less than five days after the delivery of the later of either such notice to be delivered. The Company will pay for the Holder Stock to be repurchased by it pursuant to the Repurchase Option with (i) a check or wire transfer of funds for (A) any shares of Holder Stock to be repurchased at Holder's Original Cost and (B) in the case of Holder Stock to be repurchased at Fair Market Value, that portion of such Holder Stock which is equal to the Holder's Original Cost, and (ii) in the case of Holder Stock to be repurchased at Fair Market Value, a subordinate note or notes for that portion of such Holder Stock which exceeds the Holder's Original Cost; it being understood and agreed that such note or notes shall be payable in up to two annual installments beginning on the first anniversary of the closing of such repurchase and bearing interest (payable quarterly) at a rate per annum equal to the prime rate as published in The Wall Street Journal from time to time. Notwithstanding
             -----------------------
anything in this Section 3 to the contrary, any amounts to be paid by the Company with a check or wire transfer of funds pursuant to this Section 3(e) shall first be reduced (on a dollar for dollar basis) by all amounts outstanding under any bona fide debts owed by Holder to the Company. Each Senior Manager and each Investor will pay for the Holder Stock to be purchased by each of them pursuant to the Repurchase Option with a check or wire transfer of funds. The Company, the Senior Management and the Investors will be entitled to receive customary representations and warranties from the sellers regarding each seller's title to such Holder Stock.

          (f) Notwithstanding anything to the contrary contained in this Agreement, all repurchases of Holder Stock by the Company shall be subject to applicable restrictions contained in the Delaware General Corporation Law and in the Company's and its Subsidiaries' debt and equity financing agreements. If any such restrictions prohibit the repurchase of Holder Stock hereunder which the Company is otherwise entitled or required to make, the Company may make such repurchases as soon as it is permitted to do so under such restrictions.

          (g) Notwithstanding anything to the contrary contained in this Agreement, if the Fair Market Value of a share of Holder Stock is finally determined to be an amount at least 10% greater than the per share repurchase price for such share of Holder Stock in the Repurchase Notice or in the Supplemental Repurchase Notice, each of the Company, the Senior Management and the Investors shall have the right to revoke its exercise of the Repurchase Option for all or any portion of the Holder Stock elected to be repurchased by it by delivering notice of such revocation in writing to the holders of Holder Stock during the thirty-day period beginning on the date that the Company and/or the Senior Management and/or the Investors are given written notice that the Fair Market Value of a share of Holder Stock was finally determined to be an amount at least 10% greater than the per share repurchase price for Holder Stock set forth in the Repurchase Notice or in the Supplemental Repurchase Notice.

          (h) The provisions of this Section 3 shall terminate with respect to Vested Shares upon consummation of a Public Offering or the occurrence of a Transaction.

          4.   Restrictions on Transfer of Holder Stock.
               -----------------------------------------

          (a)  Transfer of Holder Stock.  The holder of Holder Stock shall not
               ------------------------
Transfer any interest in any shares of Holder Stock, except pursuant to (i) the provisions of Section 3 hereof, (ii) the provisions of Section 3 of the Stockholders Agreement (a "Participating Sale"), (iii) an Approved Sale (as
                           ------------------
defined in Section 5 of the Stockholders Agreement), or (iv) the provisions of
Section 4(b) below.

          (b)  Certain Permitted Transfers.  The restrictions in this Section 4
               ---------------------------
will not apply with respect to any Transfer of Holder Stock if made pursuant to applicable laws of descent and distribution or to such Person's legal guardian in the case of any mental incapacity or among such Person's Family Group. Notwithstanding anything in this Section 4 to the contrary, the restrictions contained in this Section 4 will continue to be applicable to the Holder Stock after any Transfer permitted above, and the transferees of such Holder Stock will agree in writing to be bound by the provisions of this Agreement. Any transferee of Holder Stock pursuant to a transfer in accordance with the provisions of this Section 4(b) is herein referred to as a "Permitted
                                                           ----------
Transferee".  Upon the transfer of Holder Stock pursuant to this Section 4(b),
-----------
the transferring Holder will deliver to the Company a written notice (a

"Transfer Notice") that discloses in reasonable detail the identity of the
-----------------
Permitted Transferee(s).

          (c)  Termination of Restrictions.  The restrictions set forth in this
               ----------------------------
Section 4 will continue with respect to each share of Holder Stock until the consummation of an Approved Sale.

          5.   Additional Restrictions on Transfer of Holder Stock.
               ----------------------------------------------------

          (a)  Legend.  The certificates representing the Holder Stock will
               ------
bear a legend in substantially the following form:

                 "THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ORIGINALLY ISSUED AS OF MAY 21, 1999, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION THEREUNDER. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER, CERTAIN REPURCHASE OPTIONS AND CERTAIN OTHER AGREEMENTS SET FORTH IN A STOCK RESTRICTION AGREEMENT BETWEEN THE COMPANY AND THE ORIGINAL HOLDER DATED AS OF MAY 21, 1999.

                 A COPY OF SUCH AGREEMENT MAY BE OBTAINED BY THE HOLDER HEREOF AT THE COMPANY'S PRINCIPAL PLACE OF BUSINESS WITHOUT CHARGE."

          (b)  Opinion of Counsel.  No holder of Holder Stock may sell,
               ------------------
transfer or dispose of any Holder Stock (except pursuant to an effective registration statement under the Securities Act) without first delivering to the Company a written notice describing in reasonable detail the proposed transfer, together with an opinion of counsel (reasonably acceptable in form and substance to the Company) that neither registration nor qualification under the Securities Act and applicable state securities laws is required in connection with such transfer. In addition, if the holder of the Holder Stock delivers to the Company an opinion of counsel that no subsequent transfer of such Holder Stock shall require registration under the Securities Act, the Company shall promptly upon such contemplated transfer deliver new certificates for such Holder Stock which do not bear the Securities Act portion of the legend set forth in Section 5(a). If the Company is not required to deliver new certificates for such Holder Stock not bearing such legend, the holder thereof shall not transfer the same until the prospective transferee has confirmed to the Company in writing its agreement to be bound by the conditions contained in this Section 5.

                              GENERAL PROVISIONS

          6.   Definitions.
               ------------

          "Affiliate" of an Investor means any direct or indirect general or
           ---------
limited partner of such Investor, or any holder or owner thereof, or any other person, entity or investment fund controlling, controlled by or under common control with such Investor, and will include, without limitation, its owners and employees.

          "Cause" means (i) the commission of a felony or a crime involving
           -----
moral turpitude or the commission of any other act or omission involving dishonesty or fraud with respect to the Company or any of its Subsidiaries or any of their customers or suppliers, (ii) conduct which brings the Company or any of its Subsidiaries into substantial public disgrace or disrepute, (iii) substantial and repeated failure to perform duties of the office held by Holder as reasonably directed by the President, (iv) gross negligence or willful misconduct with respect to the Company or any of its Subsidiaries.

          "Closing" shall mean the effective date of this Agreement.
           -------

          "Fair Market Value" of each share of Holder Stock means the average of
           -----------------
the closing prices of the sales of such Holder Stock on all securities exchanges on which such Holder Stock may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such Holder Stock is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 P.M., New York time, or, if on any day such Holder Stock is not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau Incorporated, or any similar successor organization, in each such case averaged over a period of 21 days consisting of the day as of which the Fair Market Value is being determined and the 20 consecutive business days prior to such day. If at any time such

Holder Stock is not listed on any securities exchange or quoted in the NASDAQ System or the over-the-counter market, the Fair Market Value will be the fair value of such Holder Stock as determined in good faith by the Board. If the Holder reasonably disagrees with such determination, the Holder shall deliver to the Board a written notice of objection within ten days after delivery of the Repurchase Notice (or if no Repurchase Notice is delivered, then within ten days after delivery of the Supplemental Repurchase Notice). Upon receipt of the Holder's written notice of objection, the Board and the Holder will negotiate in good faith to agree on such Fair Market Value. If such agreement is not reached within 30 days after the delivery of the Repurchase Notice (or if no Repurchase Notice is delivered, then within 30 days after the delivery of the Supplemental Repurchase Notice), Fair Market Value shall be determined by an appraiser jointly selected by the Board and the Holder, which appraiser shall submit to the Board and the Holder a report within 30 days of its engagement setting forth such determination. If the parties are unable to agree on an appraiser within 45 days after delivery of the Repurchase Notice or the Supplemental Repurchase Notice, within seven days, each party shall submit the names of four nationally recognized investment banking firms, and each party shall be entitled to strike two names from the other party's list of firms, and the appraiser shall be selected by lot from the remaining four investment banking firms. The expenses of such appraiser shall be borne by the party whose Fair Market Value determination when subtracted from the appraiser's determination of Fair Market Value has the greater absolute value; provided that, in the event that there is no difference between each party's absolute value, then the expenses of such appraiser shall be shared equally by the parties. The determination of such appraiser as to Fair Market Value shall be final and binding upon all parties.

          "GAAP" means United States generally accepted accounting principles as
           ----
in effect from time to time.

          "Holder's Family Group" means Holder's spouse and descendants (whether
           ---------------------
natural or adopted), any trust solely for the benefit of Holder and/or Holder's spouse and/or descendants and any retirement plan for the Holder.

          "Holder Stock" will continue to be Holder Stock in the hands of any
           ------------
holder other than Holder (except for the Company and the Investors and except for transferees in a Public Sale), and except as otherwise provided herein, each such other holder of Holder Stock will succeed to all rights and obligations attributable to Holder as a holder of Holder Stock hereunder. Holder Stock will also include shares of the Company's capital stock issued with respect to Holder Stock by way of a stock split, stock dividend or other recapitalization. Notwithstanding the foregoing, all Unvested Shares shall remain Unvested Shares after any Transfer thereof.

          "Original Cost" means, with respect to each share of Common Stock
           -------------
purchased hereunder, $.50 (as proportionately adjusted for all subsequent stock splits, stock dividends and other recapitalizations).

          "Person" means an individual, a partnership, a limited liability
           ------
company, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

          "Public Offering" means the sale in an underwritten public offering
           ---------------
registered
under the Securities Act of shares of the Company's Common Stock approved by the Board.

          "Public Sale" means (i) any sale pursuant to a registered public
           -----------
offering under the Securities Act or (ii) any sale to the public pursuant to Rule 144 promulgated under the Securities Act effected through a broker, dealer or market maker (other than pursuant to Rule 144(k) prior to a Public Offering).

          "Sale of the Company" means any transaction or series of transactions
           -------------------
pursuant to which any person(s) or entity(ies) other than the Investor and its Affiliates in the aggregate acquire(s) (i) capital stock of the Company possessing the voting power (other than voting rights accruing only in the event of a default, breach or event of noncompliance) to elect a majority of the Company's board of directors (whether by merger, consolidation, reorganization, combination, sale or transfer of the Company's capital stock, shareholder or voting agreement, proxy, power of attorney or otherwise) or (ii) all or substantially all of the Company's assets determined on a consolidated basis.

          "Securities Act" means the Securities Act of 1933, as amended from
           --------------
time to time.

          "Stockholders Agreement" means the Stockholders Agreement dated as of
           ----------------------
March 23, 1999 among the Company and certain of its stockholders.

          "Subsidiary" means any corporation of which the Company owns
           ----------
securities having a majority of the ordinary voting power in electing the board of directors directly or through one or more subsidiaries.

          "Transfer" means to sell, transfer, assign, pledge or otherwise
           --------
dispose of (whether with or without consideration and whether voluntarily or involuntarily or by operation of law).

          7.   Notices.  Any notice provided for in this Agreement must be
               -------
in writing and must be either personally delivered, mailed by first class mail (postage prepaid and return receipt requested) or sent by reputable overnight courier service (charges prepaid) to the recipient at the address below indicated:

          If to the Company:
          -----------------

               ZEFER Corp.
               711 Atlantick Avenue
               Boston, MA 02110
               Attention:  General Counsel

          If to the Investors
          -------------------

               GTCR Fund VI, L.P.
               GTCR VI Executive Fund, L.P.
               GTCR Associates VI
               c/o GTCR Golder Rauner, L.L.C.
               6100 Sears Tower
               Chicago, Illinois  60606-6402
               Attention:  Philip A. Canfield
                           Timothy P. McAdam

               with a copy to:
               ---------------

               Kirkland & Ellis
               200 East Randolph Drive
               Chicago, Illinois  60601
               Attention:  Stephen L. Ritchie

          If to the Holder:
          ----------------

               David Lubin
               10 Stoneleigh Circle
               Watertown, MA 02110

or such other address or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party. Any notice under this Agreement will be deemed to have been given when so delivered or sent or, if mailed, five days after deposit in the U.S. mail.

          8.   General Provisions.
               -------------------

               (a)  Transfers in Violation of Agreement.  Any Transfer or
                    -----------------------------------
attempted Transfer of any Holder Stock in violation of any provision of this Agreement shall be void, and the Company shall not record such Transfer on its books or treat any purported transferee of such Holder Stock as the owner of such stock for any purpose.

               (b)  Severability.  Whenever possible, each provision of this
                    ------------
Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

               (c)  Complete Agreement.  This Agreement, those documents
                    ------------------
expressly referred to herein and other documents of even date herewith embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

          (d)  Counterparts.  This Agreement may be executed in separate
               ------------
counterparts, each of which is deemed to be an original and all of which taken together constitute one and the same agreement.

          (e)  Successors and Assigns.  Except as otherwise provided herein,
               ----------------------
this Agreement shall bind and inure to the benefit of and be enforceable by Holder, the Company, the Investors and their respective successors and assigns (including subsequent holders of Holder Stock); provided that the rights and obligations of Holder under this Agreement shall not be assignable except in connection with a permitted transfer of Holder Stock hereunder.

          (f)  Choice of Law.  The laws of Delaware shall govern all issues
               -------------
concerning the relative rights of the Company and its stockholders and all other questions concerning the construction, validity and interpretation of this Agreement, without giving effect to any choice of law or other conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

          (g)  Remedies.  Each of the parties to this Agreement (including the
               --------
Investors) will be entitled to enforce its rights under this Agreement specifically, to recover damages and costs (including attorney's fees) caused by any breach of any provision of this Agreement and to exercise all other rights existing in its favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or deposit) for specific performance and/or other injunctive relief in order to enforce or prevent any violations of the provisions of this Agreement.

          (h)  Amendment and Waiver.  The provisions of this Agreement may be
               --------------------
amended and waived only with the prior written consent of the Company, and the Holder.

          (i)  Insurance.  The Company, at its discretion, may apply for and
               ---------
procure in its own name and for its own benefit life and/or disability insurance on Holder in any amount or amounts considered available. Holder agrees to cooperate in any medical or other examination, supply any information, and to execute and deliver any applications or other instruments in writing as may be reasonably necessary to obtain and constitute such insurance. Holder hereby represents that he/she has no reason to believe that his/her life is not insurable at rates now prevailing for healthy men/women of his/her age.

          (j)  Business Days.  If any time period for giving notice or taking
               -------------
action hereunder expires on a day which is a Saturday, Sunday or holiday in the state in which the Company's chief Holder office is located, the time period shall be automatically extended to the business day immediately following such Saturday, Sunday or holiday.

          (k)  Indemnification and Reimbursement of Payments on Behalf of
               -----------------------------------------------------------
Holder. The Company and its Subsidiaries shall be entitled to deduct or
-------
withhold from any amounts
owing from the Company or any of its Subsidiaries to the Holder any federal, state, local or foreign withholding taxes, excise taxes, or employment taxes ("Taxes") imposed with respect to the Holder's compensation or other payments
  -----
from the Company or any of its Subsidiaries or the Holder's ownership interest in the Company, including, without limitation, wages, bonuses, dividends, the receipt or exercise of stock options and/or the receipt or vesting of restricted stock. The Holder shall indemnify the Company and its Subsidiaries for any amounts paid with respect to any such Taxes, together with any interest, penalties and related expenses thereto.

          (l)  Termination.  This Agreement shall survive a Separation and shall
               -----------
remain in full force and effect after such Separation.

          (m)  Generally Accepted Accounting Principles; Adjustments of Numbers.
               ----------------------------------------------------------------
Where any accounting determination or calculation is required to be made under this Agreement or the exhibits hereto, such determination or calculation (unless otherwise provided) shall be made in accordance with GAAP, consistently applied, except that if because of a change in GAAP the Company would have to alter a previously utilized accounting method or policy in order to remain in compliance with GAAP, such determination or calculation shall continue to be made in accordance with the Company's previous accounting methods and policies. All numbers set forth herein which refer to share prices or amounts will be appropriately adjusted to reflect stock splits, stock dividends, combinations of shares and other recapitalizations affecting the subject class of stock.

          (n)  Deemed Transfer of Holder Stock.  If the Company (and/or the
               -------------------------------
Investors and/or any other Person acquiring securities) shall make available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Holder Stock to be repurchased in accordance with the provisions of this Agreement, then from and after such time, the person from whom such shares are to be repurchased shall no longer have any rights as a holder of such shares (other than the right to receive payment of such consideration in accordance with this Agreement), and such shares shall be deemed purchased in accordance with the applicable provisions hereof and the Company (and/or the Investors and/or any other Person acquiring securities) shall be deemed the owner and holder of such shares, whether or not the certificates therefor have been delivered as required by this Agreement.

          (o)  No Pledge or Security Interest.  The purpose of the Company's
               ------------------------------
retention of the Holder's stock certificates and executed stock powers is solely to facilitate the repurchase provisions set forth in Section 3 herein and does not constitute a pledge by the Holder of, or the granting of a security interest in, the underlying stock.

                           *     *     *     *     *

          IN WITNESS WHEREOF, the parties hereto have executed this Stock restriction Agreement on the date first written above.


                                       ZEFER CORP.
                              By:   /s/  Sean W. Mullaney
                                   ---------------------------------
                              Its:  Secretary
                                /s/  David Lubin
                              --------------------------------------
                              David Lubin


Agreed and Accepted:

GTCR FUND VI, L.P.

By:    GTCR Partners VI, L.P.
Its:   General Partner

By:    GTCR Golder Rauner, L.L.C.
Its:   General Partner

By:   _________________________________
Name: _________________________________
Its:  Principal

GTCR VI EXECUTIVE FUND, L.P.

By:    GTCR Partners VI, L.P.
Its:   General Partner

By:    GTCR Golder Rauner, L.L.C.
Its:   General Partner

By:   __________________________________
Name: __________________________________
Its:  Principal

GTCR ASSOCIATES VI

By:    GTCR Partners VI, L.P.
Its:   Managing General Partner

By:    GTCR Golder Rauner, L.L.C.
Its:   General Partner

By:   ____________________________
Name: ____________________________
Its:  Principal

               SIGNATURE PAGE TO THE STOCK RESTRICTION AGREEMENT

                                                                       EXHIBIT A
                                                                       ---------

See Exhibit 10.42

                                                                       EXHIBIT B
                                                                       ---------
                                                               _______ ___, 1999


                      ELECTION TO INCLUDE STOCK IN GROSS
                    INCOME PURSUANT TO SECTION 83(b) OF THE
                             INTERNAL REVENUE CODE


          The undersigned purchased shares of Common Stock, par value $.01 per share (the "Shares"), of ZEFER Corp.(the "Company") on ________________ (the
            ------                        -------
"Closing Date").  Under certain circumstances, the Company has the right to
-------------
repurchase certain of the Shares at cost from the undersigned (or from the holder of the Shares, if different from the undersigned) should the undersigned cease to be employed by the Company and its subsidiaries or upon certain other events. Hence, the Shares are subject to a substantial risk of forfeiture and are non-transferable. The undersigned desires to make an election to have the Shares taxed under the provision of Code (S)83(b) at the time he purchased the Shares.

          Therefore, pursuant to Code (S)83(b) and Treasury Regulation (S)1.83-2 promulgated thereunder, the undersigned hereby makes an election, with respect to the Shares (described below), to report as taxable income for calendar year 1999 the excess (if any) of the Shares' fair market value on ___________ over the purchase price thereof.

          The following information is supplied in accordance with Treasury Regulation (S)1.83-2(e):

          1.   The name, address and social security number of the undersigned:








                           Social Security Number:

          2. A description of the property with respect to which the election is being made: ________ shares of Common Stock, par value $.01 per share, of the Company.

          3. The date on which the property was transferred ________. The taxable year for which such election is made: calendar year ______.

          4. The restrictions to which the property is subject: If during the first five years after the Closing Date, the undersigned ceases to be employed by the Company or any of its subsidiaries, the unvested portion of the Shares will be subject to repurchase by the Company at cost. 20% of the Shares become vested shares on each of the first five annual anniversaries of the Closing Date.

          5. The fair market value on _________ of the property with respect to which the election is being made, determined without regard to any lapse restrictions: $_____ per share of Common Stock.

          6.   The amount paid for such property: $______ per share of Common
Stock.

          A copy of this election has been furnished to the Secretary of the Company pursuant to Treasury Regulations (S)1.83-2(e)(7).



Dated: _______ ___, 1999
                                         ______________________________
                                         Name:

                                                                       EXHIBIT C
                                                                       ---------

                     ASSIGNMENT SEPARATE FROM CERTIFICATE
                     ------------------------------------

          FOR VALUE RECEIVED, David Lubin does hereby sell, assign and transfer unto _______________, _____________ shares of the Common Stock, par value $.01 per share, of Zefer Corp., a Delaware corporation (the "Corporation"), standing
                                                        -----------
in the undersigned's name on the books of the Corporation represented by Certificate Nos. _________ herewith and does hereby irrevocably constitute and appoint each principal of GTCR Golder Rauner, L.L.C. (acting alone or with one or more other such principals) as attorney to transfer the said stock on the books of the Corporation with full power of substitution in the premises.





Dated:_________ __, _____                     ______________________________
                                              David Lubin

                                                                       EXHIBIT D
                                                                       ---------

                                SPOUSAL CONSENT
                                ---------------

          The undersigned spouse of the Holder hereby acknowledges that I have read the foregoing Stock Restriction Agreement and Stockholders Agreement and Registration Agreement referred to therein, each executed by the Holder and dated as of the date hereof, and that I understand their contents. I am aware that the foregoing Stock Restriction Agreement and Stockholders Agreement and Registration Agreement provide for the repurchase of my spouse's securities under certain circumstances and/or impose other restrictions on such securities (including, without limitation, the transfer restriction thereof). I agree that my spouse's interest in these securities is subject to these restrictions and any interest that I may have in such securities shall be irrevocably bound by these agreements and further, that my community property interest, if any, shall be similarly bound by these agreements.


                 ___________________   Date:_______________
                                       1999
                 Spouses'
                 Name:______________

                 ___________________   Date:________________
                                       1999
                 Witness'
                 Name:______________